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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Texas Regional Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Texas Regional Bancshares, Inc.

G. E. Roney	3900 North Tenth Street, 11th Floor
Chairman of the Board, President &	McAllen, Texas 78501
Chief Executive Officer

March 24, 2005

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Texas Regional Bancshares, Inc. to be held at the McAllen Country Club, 615 Wichita, McAllen, Texas on Monday, April 25, 2005 at 4:30 p.m. Central time.

        The notice of the meeting and proxy statement on the following pages details the formal business scheduled for discussion. You are being asked to vote on an amendment to the Articles of Incorporation to increase the number of authorized shares from 50,000,000 to 100,000,000. In order for this proposal to pass, the affirmative vote of shareholders holding at least two-thirds of the Company's shares is required, so it is particularly important that you vote your shares in favor of this amendment.

        You will also be asked to elect the members of the Board of Directors of the Company, to adopt a new Incentive Stock Option Plan and Nonstatutory Stock Option Plan and to ratify the selection of KPMG LLP as the Company's independent auditors for 2005. These proposals are important, and we urge you to vote in favor of them.

        Regardless of the number of shares of Common Stock you own, it is important that your shares are represented and voted at the annual meeting. Votes may be cast by telephone, by Internet or by mail. Instructions for voting by telephone or by Internet are set forth in the attached Proxy Statement and on the enclosed proxy card. You may vote your shares by mail by signing, dating and mailing the enclosed proxy in the enclosed envelope. Please vote today to ensure your vote is counted.

        The directors, officers and employees join me in expressing our appreciation for your continued support.

Yours very truly,

G. E. Roney Chairman of the Board, President & Chief Executive Officer

Texas Regional Bancshares, Inc.

3900 North Tenth Street, 11th Floor
McALLEN, TEXAS 78501

NOTICE OF ANNUAL MEETING APRIL 25, 2005

        The Annual Meeting of Shareholders of Texas Regional Bancshares, Inc. (the "Company") will be held at the McAllen Country Club, 615 Wichita, McAllen, Texas on April 25, 2005 at 4:30 p.m. Central time, for the following purposes:

  1.
  To elect the members of the Board of Directors of the Company.

  2.
  To consider and vote on approval of the amendment to the Articles of Incorporation to increase authorized shares of common stock from 50,000,000 to 100,000,000.

  3.
  To consider and vote on approval of the 2005 Incentive Stock Option Plan.

  4.
  To consider and vote on approval of the 2005 Nonstatutory Stock Option Plan.

  5.
  To ratify the appointment of KPMG LLP to serve as the independent auditors for the Company for the year 2005.

  6.
  To transact such other business as may properly be brought before the meeting and any postponements or adjournments thereof.

        Shareholders of record of the Company's Class A Voting Common Stock at the close of business on February 28, 2005 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof. Even if you plan to attend the annual meeting in person, please read the enclosed proxy materials and cast your vote on the matters that will be presented at the meeting. You have the option of voting your shares through the Internet, by telephone or by mailing the enclosed proxy card. Instructions for our registered stockholders are described on page 1 of the proxy statement.

        A copy of the Company's annual report containing financial data and a summary of operations for 2004 accompanies this notice.

By Order of the Board of Directors,

CAROLYN JOYNER First Vice President, Secretary & Treasurer

McAllen, Texas
March 24, 2005

YOU ARE URGED TO SUBMIT YOUR PROXY VIA THE TELEPHONE OR INTERNET, OR TO SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

Texas Regional Bancshares, Inc.

3900 North Tenth Street, 11th Floor
McALLEN, TEXAS 78501

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Texas Regional Bancshares, Inc. ("Texas Regional" or the "Company") for use at the Annual Meeting of Shareholders to be held at the McAllen Country Club, 615 Wichita, McAllen, Texas on April 25, 2005 at 4:30 p.m. Central time (the "Annual Meeting"). The enclosed Notice of Annual Meeting describes the purposes for which the meeting has been called. The proxies will be used at that meeting and at any and all postponements or adjournments thereof.

        The Company's principal executive offices are located at 3900 North Tenth Street, 11th floor, McAllen, Texas 78501. Texas Regional's telephone number at that address is (956) 631-5400.

        The proxy solicitation materials and the Company's 2004 Annual Report were mailed on or about March 24, 2005 to all shareholders entitled to vote at the meeting. This proxy statement and the form of proxy were first sent or given to security holders as of that date.

VOTING

        Record Date; Voting Rights.    Holders of record of the Company's Class A Voting Common Stock ("Common Stock") outstanding at the close of business on February 28, 2005 (the "Record Date") will be entitled to cast one vote for each share held on all matters acted upon at the Annual Meeting. As of the Record Date, there were 49,589,244 shares of Common Stock issued and outstanding.

        Voting Instructions.    Please sign, date and return your proxy card or submit your proxy via the telephone or Internet as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. If you plan to vote by telephone or Internet, you should have your account number and proxy access number, which are imprinted on your proxy card, available when you call or access the web page.

  •
  To vote by telephone, please call toll-free 1-800-306-0393 on a touch-tone telephone and follow the instructions.

  •
  To vote by Internet, please access the web page "www.computershare.com/us/proxy" and follow the on-screen instructions.

        Similar instructions are included on the enclosed proxy card.

        Revocation of Proxies.    Any proxy given pursuant to this solicitation can be revoked at any time before it is exercised at the Annual Meeting. A proxy may be revoked by delivery to the Secretary of a written notice of revocation and then voting again in writing or via the telephone or Internet, or by voting in person at the meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

        Quorum.    At the meeting, a majority, or 24,794,623, of the shares of Common Stock represented at the meeting in person or by proxy constitutes a quorum and may decide any question coming before the meeting, with the exception of the proposal to amend the Articles of Incorporation to increase the number of authorized shares. An affirmative vote by mail or by proxy of at least two-thirds, or 33,059,496, of the Company's shares entitled to vote is required to pass this proposal.

        Abstentions; Broker Non-Votes.    A shareholder entitled to vote for the election of directors can vote for all of the director nominees or can withhold authority to vote for all or any one or more of the director nominees. Abstentions are included in the determination of the number of shares present and voting, but are not counted for purposes of determining whether a proposal has been approved. Broker "non-votes" are not included in the determination of the number of shares present and are not counted for purposes of determining whether a proposal has been approved. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

        Solicitation of Proxies.    The Company will bear the cost of soliciting proxies. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding soliciting materials to beneficial owners of stock held of record by such persons. Directors, officers or employees of the Company may solicit proxies in person, by mail, telephone, facsimile or other electronic means without additional compensation other than their regular compensation. In addition, the Company has engaged Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $7,500 plus reasonable out-of-pocket expenses.

ITEM 1—ELECTION OF DIRECTORS

        Thirteen directors, constituting the entire Board of Directors, will be elected by the shareholders at the Annual Meeting, each to hold office until the next annual meeting and until a successor has been duly elected and qualified. The thirteen nominees named below have been selected by the Company's Corporate Governance and Nominating Committee and have consented to be named and to serve if elected. The proxy holders named in the proxies being solicited will vote for the election of the thirteen nominees named below, unless a shareholder withholds authorization to do so. The Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve. However, if any nominee is unable to serve or for good cause will not serve, the proxy holders may vote for the election of a substitute nominee in the exercise of their own judgment.

        The name and age of each director or director nominee and the year in which each individual became a director of the Company are set forth below:

Name	Principal Occupation (1)	Age	Director Since
Morris Atlas	Senior and Founding Partner, Atlas & Hall L.L.P.	78	1994
Robert F. Boggus	President, Boggus Motor Company, L.P. and Boggus Motor Sales, L.P.	50	*
Robert R. Farris	President, Valley Transit Company, Inc.	48	*
Hill A. Feinberg	Chairman of the Board and Chief Executive Officer, First Southwest Holdings, Inc. and its Subsidiaries	58	*
C. Kenneth Landrum, M.D.	Gynecologist (Retired)	75	1994
David L. Lane	Chief Financial Officer and Executive Vice President, Wolff Companies	62	2002
Jack H. Mayfield, Jr.	Chairman of the Board and Vice President, Goldston Oil Corporation	67	2002
Joe Penland, Sr.	President, Quality Mat Company	54	2004
Joseph E. Reid	Oil and Gas Consultant	76	2004
G. E. Roney	Chairman of the Board, President and Chief Executive Officer, Texas Regional Bancshares, Inc. and Chairman of the Board, Chief Executive Officer and Trust Officer, Texas State Bank(2)	74	1985
Tudor G. Uhlhorn	President, Rio Grande Equipment Company, Inc.	45	*
Walter Umphrey	Managing Partner, Provost & Umphrey Law Firm, L.L.P.	68	2004
Mario Max Yzaguirre	President, Hunt-Mexico, Inc. and Hunt Resources Investment Group(3)	44	2000

(1)
Each of the foregoing persons have been engaged in the principal occupation indicated for the past five years, unless otherwise indicated.

(2)
Subsidiary of the Company.

(3)
Mr. Yzaguirre has been President of Hunt Resources Investment Group since June 2003 and Hunt-Mexico, Inc. since March 2003. Hunt Resources Investment Group was formerly known as Hunt-Resources, Inc. Previously, he was the Vice President of Mexico Business Development for Hunt Consolidated, Inc. from April 2002 to March 2003. He was Chairman of the Texas Public Utility Commission from June 2001 to January 2002, and President of Enron de Mexico from February 1997 to June 2001. Subsequent to Mr. Yzaguirre's departure, Enron Corp. and various affiliates of Enron Corp. (including one or more for which Mr. Yzaguirre served as an officer) filed petitions under the Federal bankruptcy law. The Company does not believe that the Enron-related bankruptcy filings are material to an evaluation of the ability or integrity of Mr. Yzaguirre or his qualifications to serve as a director of the Company.

*
Nominated by the Corporate Governance and Nominating Committee to be a member of the Board for the first time in 2005. Mr. Boggus, Mr. Farris and Mr. Uhlhorn have been serving as directors of the Company's subsidiary, Texas State Bank, since April 12, 1994.

        All persons named above are directors of the Company at the present time, unless otherwise indicated. The only family relationships between directors, executive officers of the Company or persons nominated or chosen by the Company to become a director or executive officer are as follows:

          Douglas G. Bready, a Director and Regional President of the McAllen region of Texas State Bank, is the son-in-law of G. E. Roney, the Chairman of the Board and Chief Executive Officer of the Company and Texas State Bank;

          Robert F. Boggus, a Director of Texas State Bank and nominee to become director of the Company, is the son of Frank N. Boggus, a member of the Board of Directors of the Company and Texas State Bank, who will not be standing for re-election in 2005;

          Robert R. Farris, a Director of Texas State Bank and nominee to become director of the Company, is the son of Robert G. Farris, a member of the Board of Directors of the Company and Texas State Bank, who will not be standing for re-election in 2005; and

          Tudor G. Uhlhorn, a Director of Texas State Bank and nominee to become director of the Company, is the son of Julie G. Uhlhorn, a member of the Board of Directors of the Company and Texas State Bank, who will not be standing for re-election in 2005.

Meetings of the Board

        The Board of Directors of the Company held thirteen meetings during 2004. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

Compensation of Directors

        During 2004, directors, advisory directors and the honorary director of the Company received $1,500 for each Texas Regional Board of Directors meeting and were reimbursed for out-of-pocket expenses incurred in attending meetings. In addition, during 2004 the Company paid each non-management director and advisory director a bonus of $3,000 for service as a director of the Company.

        From January to April 2004, each director of the Company's subsidiary, Texas State Bank, which includes each director of Texas Regional, received $900 for each Texas State Bank Board of Directors meeting. Beginning in May 2004, the director fees were increased to $1,000 per meeting. In addition, each non-management director of Texas State Bank also received a bonus of $1,500 for service as a director of the Bank. Mr. Roney also receives compensation from the Company as an executive officer of the Company and Texas State Bank, as indicated below.

Executive Sessions of the Board

        Non-employee directors meet throughout the year in executive sessions without members of management present. The non-employee directors met two times during 2004 in executive sessions.

Committees of the Board

        The Company has an Audit Committee, a Stock Option and Compensation Committee and a Corporate Governance and Nominating Committee. Each committee consists solely of independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. Each member of the Stock Option and Compensation Committee also meets the definition of outside director as that term is defined for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended. In addition, Company directors serve as Trustees of the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with section 401(k) provisions) (the "KSOP Plan").

        The members of the three committees of the Company for 2004 and meeting information follows:

Name	Audit		Stock Option and Compensation		Corporate Governance and Nominating
Frank N. Boggus(1)	X		X	(3)	X
Robert G. Farris(1)			X		X	(3)
C. Kenneth Landrum, M.D.	X	*	X		X	*
Jack H. Mayfield, Jr.			X		X
Joe Penland, Sr.	X	(2)	X	(2)	X	(2)
Joseph E. Reid	X	(2)
Julie G. Uhlhorn(1)	X	(3)	X		X
Mario Max Yzaguirre	X		X	*	X
Number of Meetings in 2004	4		5		1

(1)
Current Board member who will not be standing for re-election in 2005.

(2)
Committee member beginning in April 20, 2004.

(3)
Committee member through April 19, 2004.

*
Denotes Committee Chair

Audit Committee.

        The Audit Committee reviews the Company's financial reporting process and the integrity of its financial statements, the Company's system of internal controls, the internal and external audit process, and the process for monitoring compliance with laws and regulations. The Audit Committee of the Company serves in a dual capacity as the Audit Committee of the Company and Texas State Bank. Common recurring activities of the Audit Committee in carrying out its oversight function include:

  •
  reviewing the adequacy and effectiveness of the Company's financial and accounting controls with the Company's internal auditors;

  •
  retaining and evaluating the qualifications, independence and performance of the Company's independent auditor;

  •
  the pre-approval of audit and permissible non-audit engagements to be undertaken by the Company's independent auditor;

  •
  reviewing the scope of the annual internal and external audits;

  •
  reviewing and discussing with management and the Company's independent auditor the annual audited financial statements, including disclosures made in Management's Discussion and Analysis;

  •
  reviewing and discussing earnings press releases prior to issuance of each release; and

  •
  advising the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

        The Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Exhibit A. Each of the members of the Audit Committee is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934). The Board of Directors has determined that Joseph E. Reid qualifies as an "audit committee financial expert", as the term is defined in rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002.

        The formal report of the Audit Committee with respect to the year 2004 begins on page 18.

Stock Option and Compensation Committee.

        The Stock Option and Compensation Committee's primary responsibilities include:

  •
  making recommendations to the Board concerning the salary of the Chief Executive Officer;

  •
  determining executive officers to receive awards, determining the amounts of the awards and determining performance targets to be met under the Company's Executive Incentive Compensation Plan;

  •
  determining whether specific performance targets have been met and authorizing payment with respect to the Company's Executive Incentive Compensation Plan; and

  •
  making recommendations to the Board with respect to stock options to be awarded.

        The formal report of the Stock Option and Compensation Committee with respect to the year 2004 begins on page 14.

Corporate Governance and Nominating Committee.

        The Corporate Governance and Nominating Committee's responsibilities are as follows:

  •
  developing and recommending criteria for evaluating and selecting candidates for election or re-election to the Board, and assisting the Board in identifying and attracting qualified director candidates;

  •
  selecting and making recommendations to the Board on the director nominees for the next annual meeting of stockholders, and recommending individuals to fill vacancies when they occur;

  •
  determining Board committee structure and membership;

  •
  reviewing at least annually the adequacy of the Company's corporate governance principles and practices, and recommending any proposed changes to the Board for approval;

  •
  reviewing and monitoring any issues regarding the independence of directors or involving potential conflicts of interest, evaluating any change to the status of individual directors and making recommendations regarding the propriety of continued service; and

  •
  developing and implementing an annual procedure for evaluating the Board's performance.

        The Board of Directors has adopted a Corporate Governance and Nominating Committee charter which is available in its entirety on the Company's website, www.TRBSinc.com.

        The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders if such recommendations are made in writing to the Corporate Governance and Nominating Committee and the recommendations are made in accordance with the procedures described in this proxy statement under "Shareholder Proposals for the 2006 Annual Meeting". Provided that the shareholder complies with these procedures, the shareholder's nominees will receive the same consideration that nominees otherwise developed by the Corporate Governance and Nominating Committee receive.

        The committee will consider candidates that possess a strong record of community leadership in the Company's markets, a strong record of achievement in both business and civic endeavors, strong ethics, leadership qualities including the ability to analyze and interpret both banking and other activities of an entrepreneurial nature, the ability to attract new Company relationships, and such other criteria as the Committee shall determine to be relevant at the time. The Corporate Governance and Nominating Committee recommended all director nominees for the 2005 Annual Meeting of Shareholders.

        The Company has not paid any third party a fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for utilizing such services and paying such fees if the Corporate Governance and Nominating Committee concludes that these services are needed in the future.

KSOP Trustees.

        The Trustees of the KSOP Plan hold and invest the KSOP's assets. The Trustees held four meetings during 2004. The Trustees of the KSOP Plan are Messrs. Atlas, Roney and Frank N. Boggus, a current director who is not standing for re-election in 2005.

EXECUTIVE OFFICERS

        The Company's executive officers are elected annually by the Board of Directors, each to serve a one-year term or until his or her successor is elected and qualified. The name, age, year each first became an executive officer and current position held at the Company by each executive officer are as follows:

Name	Age	Officer Since		Current Position
G. E. Roney	74	1985		Chairman of the Board, President & Chief Executive Officer
Paul S. Moxley	60	1999	(1)	Senior Executive Vice President
R. T. Pigott, Jr.	50	1998	(2)	Executive Vice President & Chief Financial Officer
George Simonton	58	2004	(3)	Executive Vice President
Carolyn S. Joyner	55	2003	(4)	First Vice President, Secretary & Treasurer

(1)
Mr. Moxley has served as President and Secretary of the Board for the Company's subsidiary, Texas State Bank, since 1986.

(2)
Mr. Pigott has served as Executive Vice President and Chief Financial Officer of the Company's subsidiary, Texas State Bank, since 1998. Mr. Pigott resigned from his position with the Company and Texas State Bank on January 11, 2005 to pursue other business opportunities. His resignation was effective March 15, 2005. A replacement for Mr. Pigott has not been named at this time.

(3)
Prior to joining the Company as a result of the Southeast Texas Bancshares, Inc. acquisition in March 2004, Mr. Simonton served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Southeast Texas Bancshares, Inc., and Executive Vice President and Chief Financial Officer of its subsidiary, Community Bank and Trust, SSB, from December 1994 to March 2004.

(4)
Ms. Joyner has served as Senior Vice President for the Company's subsidiary, Texas State Bank, since April 2004. Prior to this date, Ms. Joyner served as First Vice President from April 2001 to April 2004 and Vice President from May 1998 to April 2001.

        The Company's subsidiary, Texas State Bank, has the following senior executive officers. The name, age, year each first became an officer and current position held at Texas State Bank are as follows:

Name	Age	Officer Since		Current Position
G. E. Roney	74	1985		Chairman of the Board, Chief Executive Officer & Trust Officer
Paul S. Moxley	60	1986		President & Secretary of the Board
Douglas G. Bready	49	1985		President—McAllen region
Danny L. Buttery	58	1992		President—Harlingen region
Stanley V. Grisham	59	2002	(1)	President—Houston region
Robert C. Norman	41	1992		President—Mission region
J. Pat Parsons	56	2004	(2)	President—East Texas region
R. T. Pigott, Jr.	50	1998	(3)	Executive Vice President & Chief Financial Officer
George B. Simonton	58	2004	(4)	Executive Vice President

(1)
Prior to joining the Company, Mr. Grisham was employed with Compass Bank from September 2000 to September 2002 and served as Executive Vice President and Manager in Commercial Banking for the Houston Region.

(2)
Prior to joining the Company as a result of the Southeast Texas Bancshares, Inc. acquisition in March 2004, Mr. Parsons served as Executive Vice President of Southeast Texas Bancshares, Inc., and President and Chief Operating Officer of its subsidiary, Community Bank and Trust, SSB, from July 1992 to March 2004.

(3)
Mr. Pigott resigned from his position with the Company and Texas State Bank on January 11, 2005 to pursue other business opportunities. His resignation was effective March 15, 2005. A replacement for Mr. Pigott has not been named at this time.

(4)
Prior to joining the Company as a result of the Southeast Texas Bancshares, Inc. acquisition in March 2004, Mr. Simonton served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Southeast Texas Bancshares, Inc., and Executive Vice President and Chief Financial Officer of its subsidiary, Community Bank and Trust, SSB, from December 1994 to March 2004.

Employment Contracts

        The Company has entered into employment contracts with J. Pat Parsons and George B. Simonton dated October 13, 2004, which provide for annual salaries of $215,000 and $180,000, respectively, during the first year of the agreement. During each succeeding year, the stated salary will be equivalent to the annual salary paid in the immediate preceding year plus an incremental annual increase awarded at the sole discretion of the Company's Chief Executive Officer, Board of Directors and Stock Option and Compensation Committee. Both employment contracts expire on February 15, 2007. Mr. Parsons and Mr. Simonton are also eligible to participate in various bonus and incentive compensation programs offered by the Company.

Separation Agreement

        R.T. Pigott, Jr., Executive Vice President and Chief Financial Officer of the Company and the Company's subsidiary, Texas State Bank, resigned his positions as an officer of each effective March 15, 2005. Mr. Pigott received salary, bonus and other annual compensation totaling $178,267 for the year ended December 31, 2004. The Company entered into a separation agreement with Mr. Pigott pursuant to which the Company agreed to pay Mr. Pigott's existing base pay of $165,900 through February 28, 2006. An additional one-half month's salary was paid on March 15, 2005 in exchange for agreeing to modify his original departure date from February 28, 2005 to March 15, 2005. In addition, the Company agreed to provide continued insurance benefits through the earlier of February 28, 2006 or the date that he obtains other insurance coverage. Mr. Pigott will continue to be able to exercise, and will continue to vest in, stock options previously awarded to him through February 28, 2006, provided that he continues to be available for consultation as needed by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Prior to June 1994, Frank N. Boggus served as President of the Company and he served on the Stock Option and Compensation Committee since the beginning of the year through April 2004. However, Mr. Boggus is not now, nor was he at the time of his service as an officer, an employee of the Company. Mr. Boggus does not receive compensation from the Company or Texas State Bank (the "Bank") other than director fees and outside director bonuses as indicated above. Mr. Boggus is not standing for re-election to the Board in 2005.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the cash and non-cash compensation information for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during 2004.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Number of Securities Underlying Options (#) (2)	All Other Compensation ($) (3)
G. E. Roney Chairman of the Board, President & Chief Executive Officer of the Company and Chairman of the Board, Chief Executive Officer & Trust Officer of the Bank	2004 2003 2002	$975,000 908,333 766,666	$1,500,000 — 150,000	$34,826 31,926 27,887	89,999 11,625 86,625	$5,585 7,036 105,422
Paul S. Moxley Senior Executive Vice President of the Company and President & Secretary of the Board of Directors of the Bank	2004 2003 2002	281,667 256,667 236,667	60,000 40,000 30,000	35,753 32,800 28,857	18,000 8,625 14,850	5,585 7,036 7,203
Douglas G. Bready President of the Bank's McAllen Region	2004 2003 2002	231,333 212,667 198,667	35,000 25,000 16,140	16,500 15,600 15,612	12,000 4,500 11,880	5,585 7,036 7,203
Danny L. Buttery President of the Bank's Harlingen Region	2004 2003 2002	197,667 191,000 185,000	20,000 15,000 13,126	35,700 32,800 28,800	6,000 2,250 9,900	3,535 5,036 5,203
Robert C. Norman President of the Bank's Mission Region	2004 2003 2002	190,000 175,000 160,667	35,000 20,000 15,282	5,198 5,059 4,978	10,500 3,750 11,880	5,585 7,036 6,527

(1)
Includes personal use of company vehicle, automobile allowances, director fees and credit life insurance commissions.

(2)
Restated to retroactively give effect to the three-for-two stock split effected as a 50% stock dividend declared and distributed by the Company during second quarter 2002, the 10 percent stock dividend declared by the Company during first quarter 2003 and distributed during second quarter 2003 and the three-for-two stock split effected as a 50% stock dividend declared and distributed by the Company during third quarter 2004.

(3)
Includes the Company's optional and matching contribution for each listed executive officer under the KSOP Plan. KSOP Plan contributions are based upon the lesser of the amounts set forth in the table above or the maximum allowable under the KSOP Plan. In addition, with regard to Mr. Roney, the amount indicated includes $0 accrued during 2004, $0 accrued during 2003 and $98,219 accrued during 2002 pursuant to the Deferred Compensation Plan adopted by the Company for the benefit of Mr. Roney, described in the Report of the Stock Option and Compensation Committee.

Option Grants in Last Fiscal Year

        The following table sets forth information concerning stock options granted during 2004 to the executive officers named above in the Summary Compensation Table.

	Option Grants in Last Fiscal Year
	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted (#) (1) (2)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share) (2)	Expiration Date
					5% ($)	10% ($)
G. E. Roney	89,999	13.07%	$27.35	4/15/2014	$1,545,205	$3,914,530
Paul S. Moxley	18,000	2.61	27.35	4/15/2014	309,044	782,915
Douglas G. Bready	12,000	1.74	27.35	4/15/2014	206,030	521,943
Danny L. Buttery	6,000	0.87	27.35	4/15/2014	103,015	260,972
Robert C. Norman	10,500	1.52	27.35	4/15/2014	180,276	456,700

(1)
The options to purchase one-fifth of the shares listed for Messrs. Roney and Buttery are exercisable commencing on August 1, 2004 and an additional one-fifth of the options are exercisable beginning August lst of each year thereafter. The options to purchase the shares listed for Mr. Moxley are exercisable as follows: 2,400 shares each year on August 1, 2004 and 2005, 3,990 shares on August 1, 2006, 5,610 shares on August 1, 2007 and 3,600 shares on August 1, 2008. The options to purchase the shares listed for Mr. Bready are exercisable as follows: 1,200 shares on August 1, 2004, 3,150 shares on August 1, 2005, 2,850 shares on August 1, 2006 and 2,400 shares each year on August 1, 2007 and 2008. The options to purchase shares listed for Mr. Norman are exercisable as follows: 1,596 shares on August 1, 2004, 2,604 shares on August 1, 2005 and 2,100 shares each year on August 1, 2006, 2007, and 2008.

(2)
The number of options granted and the exercise price per share has been adjusted for the three-for-two stock split effected as a 50% stock dividend declared and distributed during third quarter 2004, in accordance with the stock option plan.

(3)
As required by the rules of the Securities and Exchange Commission, potential values are stated based on the prescribed assumption that the Common Stock will appreciate in value from the date of grant to the end of the option term at the indicated rates (compounded annually) and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's Common Stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table summarizes information with respect to stock options exercised during 2004 by the executive officers named in the Summary Compensation Table and the value of stock options held by these officers at the end of 2004.

	Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in-the-Money Options at Fiscal Year End ($) (2)
	Shares Acquired on Exercise (#) (1)
Name		Value Realized ($) (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
G. E. Roney	—	$—	95,938	119,536	$1,304,337	$1,003,136
Paul S. Moxley	—	—	36,309	26,946	589,832	209,183
Douglas G. Bready	7,500	172,659	17,407	16,058	247,577	119,214
Danny L. Buttery	19,403	368,585	2,325	8,401	16,502	69,939
Robert C. Norman	—	—	25,449	13,749	400,688	105,393

(1)
The shares acquired on exercise by Mr. Bready were obtained prior to the three-for-two stock split effected as a 50% stock dividend distributed during third quarter 2004. Shares acquired on exercise by Mr. Buttery were exercised after the three-for-two stock split effected as a 50% stock dividend distributed during third quarter 2004.

(2)
Calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $32.68, the closing price per share for the Common Stock as reported on the NASDAQ National Market system on December 31, 2004.

Equity Compensation Plan Information

        The following table sets forth certain information concerning the stock options awarded under the various stock option plans and the number of options still available for issuance under the various stock option plans:

Plan Category	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders	1,337,531	$22.86	122,960
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	1,337,531	$22.86	122,960

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND OTHERS

        The Board of Directors set the close of business on February 28, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the 2005 annual meeting (the "Record Date"). On the Record Date, there were 49,589,244 shares of the Company's Common Stock. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting. Neither the Company's Articles of Incorporation, as amended, nor its Amended and Restated Bylaws provide for cumulative voting rights. A nominee for a director position must receive the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting to be elected.

        The following table sets forth certain information regarding the ownership of the Company's voting securities as of the Record Date, except as otherwise noted, by each shareholder who is known by the Company to own beneficially more than 5% of the Company's outstanding voting securities, as disclosed in certain reports regarding such ownership filed with the Securities and Exchange Commission in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended. The table also includes information regarding ownership by each director, each person nominated to serve as a director, each executive officer named in the Cash Compensation Table and all executive officers and directors as a group.

        The number of shares of Common Stock beneficially owned by each person as indicated in the table is determined under rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted, the indicated shareholders have sole voting and investment power over the number of shares shown.

	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Morris Atlas	284,649	(1)	0.57%
Frank N. Boggus	497,130	(2)	1.00
Robert F. Boggus	503,042	(3)	1.01
Douglas G. Bready	92,796	(4)	0.19
Danny L. Buttery	101,307	(5)	0.20
Robert G. Farris	183,010	(6)	0.37
Robert R. Farris	67,723	(7)	0.14
Hill A. Feinberg	79,968	(8)	0.16
C. Kenneth Landrum, M.D.	343,390	(9)	0.69
David L. Lane	50,207	(10)	0.10
Jack H. Mayfield, Jr.	544,789	(11)	1.10
Paul S. Moxley	808,445	(12)	1.63
Robert C. Norman	45,737	(13)	0.09
Joe Penland, Sr.	955,162	(14)	1.93
Joseph E. Reid	71,345	(15)	0.14
G. E. Roney 3900 North Tenth Street, 11th Floor McAllen, Texas 78501	4,105,350	(16)	8.26
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	2,867,787	(17)	5.78
Julie G. Uhlhorn	296,837	(18)	0.60
Tudor G. Uhlhorn	157,439	(19)	0.32
Walter Umphrey	1,280,521	(20)	2.58
Mario Max Yzaguirre	15,379		0.03
All executive officers and directors as a group (21 persons)	8,447,185	(21)	16.97

(1)
The total includes 8,167 shares held by Mr. Atlas' wife.

(2)
The total includes 404,869 shares held by a limited partnership in which Mr. Boggus has an interest and 1,500 shares held by a corporation controlled by Mr. Boggus.

(3)
The total includes 4,147 shares owned by Mr. Boggus' wife, 511 shares held by an independent trustee for Mr. Boggus' wife's IRA, 5,667 shares held by an independent trustee for Mr. Boggus' IRA, 65,028 shares held in trusts at Texas State Bank with respect to which Mr. Boggus acts as trustee and 404,869 shares held by a limited partnership in which Mr. Boggus has an interest.

(4)
The total includes 13,879 shares held by Mr. Bready's wife, 2,253 shares held by an independent trustee for Mr. Bready's IRA, 494 shares held in his sons' names, 51,263 shares allocated to Mr. Bready's account as a participant in the KSOP Plan and 17,407 shares Mr. Bready has the right to acquire within 60 days through the exercise of options. Not included in the total are 16,058 shares, which represent options granted during 2002, 2003 and 2004, which are not presently exercisable by Mr. Bready.

(5)
The total includes 68,247 shares allocated to Mr. Buttery's account as a participant in the KSOP Plan and 2,325 shares Mr. Buttery has the right to acquire within 60 days through the exercise of options. Not included in the total are 8,401 shares, which represent options granted during 2002, 2003 and 2004, which are not presently exercisable by Mr. Buttery.

(6)
The total includes 9,732 shares held by Mr. Farris' wife. Mr. Farris disclaims beneficial ownership of his wife's shares.

(7)
The total includes 26,223 shares owned by two foundations where Mr. Farris acts as a director. Mr. Farris disclaims beneficial ownership of the shares held in the foundations.

(8)
The total includes 59,968 shares held in various accounts in which Mr. Feinberg has limited trading authorization. Mr. Feinberg disclaims beneficial ownership of the shares held in these accounts.

(9)
The total includes 71,627 shares held by family trusts for the benefit of Dr. Landrum, 27,637 shares held by a trust for Dr. Landrum's IRA, 8,983 shares held in a charitable trust where Dr. Landrum acts as trustee, 218,469 shares held by Dr. Landrum's wife and 9,001 shares held in a trust where Dr. Landrum serves as chairman of the trustees. Dr. Landrum disclaims beneficial ownership of his wife's shares and the shares held in the trusts where he serves as a trustee.

(10)
Includes 1,553 shares held in an escrow account.

(11)
The total includes 133,019 shares held in charitable trusts where Mr. Mayfield acts as trustee of which 3,881 shares are held in an escrow account, 69,564 shares owned by a limited partnership controlled by Mr. Mayfield of which 2,030 shares are held in an escrow account, 7,554 shares held in an escrow account for a limited partnership in which Mr. Mayfield has an interest, 120,515 shares held by an independent trustee for Mr. Mayfield's IRA of which 3,517 shares are held in an escrow account and 214,137 shares held in a trust for the benefit of Mr. Mayfield's wife of which 3,804 shares are held in an escrow account.

(12)
The total includes 1,654 shares held by Mr. Moxley's wife, 78,705 shares allocated to Mr. Moxley's account as a participant in the KSOP Plan, 648,603 shares held in trusts at Texas State Bank for which Mr. Moxley, Mr. Roney and Mr. Penland serve as trustees along with other individuals who are not directors of the Company, but in which Mr. Moxley has no interest as a beneficiary and 36,309 shares Mr. Moxley has the right to acquire within 60 days through the exercise of options. Not included in the total are 26,946 shares, which represent options granted during 2002, 2003 and 2004, which are not presently exercisable by Mr. Moxley.

(13)
The total includes 19,624 shares allocated to Mr. Norman's account as a participant in the KSOP Plan and 25,449 shares Mr. Norman has the right to acquire within 60 days through the exercise of options. Not included in the total are 13,749 shares, which represent options granted during 2002, 2003 and 2004, which are not presently exercisable by Mr. Norman.

(14)
The total includes 19,677 shares held by a company controlled by Mr. Penland, 975 shares held in three investment management accounts in the Trust department at Texas State Bank for the benefit of Mr. Penland's grandchildren where Mr. Penland acts as custodian, 218,441 shares held in an investment management account at Texas State Bank under an agency agreement in which Mr. Penland is the primary owner, and 429,187 shares held in various trust and investment management accounts at Texas State Bank for which Mr. Penland, Mr. Roney and Mr. Moxley serve as trustees along with other individuals who are not directors of the Company, but in which Mr. Penland has no interest as a beneficiary. Mr. Penland also disclaims beneficial ownership of the shares held in the accounts for the benefit of his grandchildren.

(15)
The total includes 1,669 shares held in an escrow account and 17,148 shares held by Mr. Reid's wife of which 155 shares are held in an escrow account. Mr. Reid disclaims beneficial ownership of his wife's shares.

(16)
The total includes 366,590 shares held by Mr. Roney's wife, 12,250 shares held in a trust at Texas State Bank for the benefit of Mr. Roney's wife, 636,353 shares held in trusts at Texas State Bank for which Mr. Roney, Mr. Moxley and Mr. Penland serve as trustees along with other individuals who are not directors of the Company, but in which Mr. Roney has no interest as a beneficiary, 32,196 shares held by a company partly owned by Mr. Roney, 193,661 shares allocated to Mr. Roney's account as a participant in the KSOP Plan and 95,938 shares Mr. Roney has the right to acquire within 60 days through the exercise of options. Not included in the total are 119,536 shares, which represent options granted during 2002, 2003 and 2004, which are not presently exercisable by Mr. Roney.

(17)
Represents number of shares as of December 31, 2004 according to Schedule 13G filed by T. Rowe Price Associates, Inc.

(18)
The total includes 110,325 shares which represent Mrs. Uhlhorn's beneficial interest in a trust, 76,849 shares held by a family limited partnership in which Mrs. Uhlhorn has a controlling interest and 109,663 shares held by a partnership which is 30% owned by the previously mentioned family limited partnership.

(19)
The total includes 2,720 shares held by two trusts for the benefit of Mr. Uhlhorn's nieces where he serves as trustee and 109,663 shares held by a partnership which is 23.33% owned by a family limited partnership in which Mr. Uhlhorn has a controlling interest. Mr. Uhlhorn disclaims beneficial ownership of the shares held in the trusts for the benefit of his nieces.

(20)
The shares indicated are held by two family limited partnerships, each of which is owned 49.5% by Mr. Umphrey and 49.5% by Mr. Umphrey's wife. Mr. Umphrey and his wife also own 100% of each of the general partners of the family limited partnerships, which own the remaining 1% interest in each partnership.

(21)
The total includes 6,448,131 shares as to which directors and officers have sole voting power, 1,999,054 shares as to which they have shared voting power, 5,999,811 shares as to which they have sole investment power and 2,447,374 shares as to which they have shared investment power. In addition, included in this total are 185,950 shares the officers have a right to acquire within 60 days through the exercise of stock options.

STOCK OPTION AND COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

        This Report of the Stock Option and Compensation Committee of the Board of Directors of Texas Regional Bancshares, Inc. (the "Compensation Committee" or the "Committee") describes the basis upon which the Committee has made recommendations concerning the 2004 compensation payable to the officers of the Company and its wholly-owned subsidiary, Texas State Bank. It has been the duty of the Compensation Committee to consider the compensation of all officers, including the officers named in the compensation tables contained in the Proxy Statement included with the Notice of Annual Meeting of Shareholders of the Company scheduled for April 2005. During 2004, the recommendations of the Compensation Committee were accepted by the Board of Directors of the Company and by the Board of Directors of the Company's wholly-owned subsidiary, Texas State Bank.

Compensation Philosophy

        The Compensation Committee seeks to make compensation decisions based on long-term growth and performance objectives of the Company. As in prior years, the Compensation Committee during 2004 emphasized the Company's growth in total assets and book value, and the earnings of the Company, in its consideration of compensation decisions.

        For 2004, as in recent prior years, the compensation program has been based on the following principles:

  •
  The Company recognizes that a competitive pay program helps attract and retain quality personnel and the Company is committed to being competitive in its compensation programs. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other financial institutions, particularly banks and bank holding companies, in the markets served by the Company. From time to time, the Company modifies pay parameters based on this review.

  •
  The Company makes salary adjustments and other compensation awards to officers and other key management personnel based upon a combination of company-wide performance, performance of the business unit for which they are responsible and individual performance. Among the performance standards reviewed in 2004 were sustained growth objectives and an ability to maximize profitability of individual business units, or contain costs within those units. For officers for whom community relationships are significant, the Company also considers the activities undertaken by those officers and the sense of the Board members of the community perceptions of the officers. Those officers with supervisory authority have also been evaluated, and compensation in part determined, on their ability to interact both with persons who work for them and persons who work with them. In each case, the performance criteria are subjective and therefore the compensation decisions are not based upon a mathematical application of performance criteria.

  •
  The Company also considers the success of the organization as a whole in matters relative to compensation of individual officers. At those times when the organization's profitability and growth are strong, the Company believes that the officers and other employees of the organization should be entitled to compensation adjustments as a result of the availability of resources which they helped create.

        In the Company's ongoing evaluation program, senior officers set objectives and goals for junior officers and other employees reporting to them, evaluate the employees and officers on performance, and compare the results to the performance of others in the Company. Managers, including the Chief Executive Officer, review the results of individual officers and employees, and consider other evaluation information in making recommendations to the Compensation Committee as to compensation for the officers of the Company and the Bank. The Committee considered these evaluations and recommendations for purposes of the Committee's compensation recommendations to the Board of Directors of each of the Company and Texas State Bank. The Committee also made a separate recommendation for the compensation of the Chief Executive Officer based in part on the evaluation of the Chief Executive Officer made by the Board of Directors. In 2004, the recommendations of the Compensation Committee were accepted by the Board of Directors and the Bank.

Compensation Program Components

        The Compensation Committee regularly reviews the Company's compensation programs to ensure that the components of the compensation program will allow the Company to successfully attract and retain key employees. The compensation program components available to the employees of the Company are:

  Base Salary

  Base salary levels are largely determined based upon comparison with peer group members as well as potential competitors and other companies, which might seek to employ officers and employees of the Company. Actual salaries are based upon individual performance contributions in accordance with the compensation philosophy of the Company.

  Bonuses

  The officers of the Company in 2004 participated in a performance-based bonus as a component of their compensation. Each officer's bonus is based on the over-all profitability of the Company and the profit center for which a particular officer is responsible. Among the factors considered in awarding bonuses are growth of deposits, profitability, containment of costs, and other factors the Company considers important.

  Employee Stock Ownership Program

  The Committee believes that participation in the employee stock ownership program of the Company encourages the officers and other employees of the Company to work toward the long-term goals and objectives of the Company. Decisions relative to contributions to the employee stock ownership program are made annually, with the aggregate amount based on a resolution of the Board of Directors, with individual allocations based on a formula. Any participant in the Plan who was employed by the Company as of December 31, 2004 and credited with at least 1,000 hours of service was eligible to participate in contributions to the Plan for 2004. In addition, participants who terminated due to death, disability or attainment of early retirement age or later, regardless of the number of hours worked during the year, were also eligible for the Company contributions.

  Stock Options

  The Committee believes that stock options provide an appropriate incentive to encourage management, particularly senior management, to maximize shareholder returns. The Committee recommended that stock options be granted to encourage management to help the Company achieve its objectives of long-term growth in shareholder value. Stock options are typically granted annually. The Company establishes stock option award levels for each participating level of responsibility within the Company. During 2004, individual grants generally ranged from three grant award levels for each level of job responsibility to reflect individual performance and potential. Accordingly, the Committee recommended, and the Board of Directors granted, stock options to purchase an aggregate of 688,649 shares (adjusted for the three-for-two stock split effected as a 50% stock dividend distributed in third quarter 2004) of the Company's Common Stock to an aggregate of 281 employees. Options granted in 2004 were granted pursuant to stock option plans approved by the shareholders in prior years.

  Deferred Compensation Plan

  In 1993, the Company adopted a Deferred Compensation Plan for the Company's Chief Executive Officer, Glen E. Roney. The Deferred Compensation Plan provides for a retirement benefit payable to Mr. Roney (or his designated beneficiary or his estate if Mr. Roney dies prior to payment of the full amount of deferred compensation) of $100,000 per year commencing October 29, 2002, and continuing annually thereafter for fourteen years. In the event payments are to commence after October 30, 2002, the Company shall pay to Mr. Roney on the Late Retirement Date a lump sum equal to the amount of money that would have been paid to him had payments commenced on October 30, 2002 (the "Catch-Up Amount"), and in addition, the Company shall pay to Mr. Roney $100,000 per year commencing on October 30 of the year next following the Late Retirement Date and continuing regularly on the same calendar day of each year thereafter, (including the Catch-Up Amount and all other payments) so that the total amount paid will equal the aggregate sum of $1,500,000. On the Late Retirement Date, the Company shall also pay Mr. Roney an amount intended to compensate for his lost earnings potential on the Catch-Up Amount. If Mr. Roney dies prior to commencement of the retirement benefit, payments would commence immediately and be paid to his designated beneficiary or his estate. The Company also adopted the Trust under Glen E. Roney Deferred Compensation Plan, in the form prescribed by applicable regulations adopted by the Internal Revenue Service for nonqualified deferred compensation plans. Among other things, the Plan and Trust provide for an initial deposit into the Trust by the Company and subsequent deposits at the discretion of the Board of Directors, and further provide for full funding of the amount necessary to discharge the retirement benefit in the event of a change of control, as that term is defined in the Trust. Since Mr. Roney chose not to retire on October 29, 2002, payments will be based on a Late Retirement Date. During 2004, the Company did not accrue any amounts related to the Deferred Compensation Plan.

  Executive Incentive Compensation Plan

  In evaluating compensation, the Compensation Committee is aware of the limitations on deductibility of compensation paid to highly compensated persons imposed by Internal Revenue Code Section 162(m). In addition, the philosophy of the Company has traditionally been for bonuses to follow from successful performance. For these reasons, the Compensation Committee developed the Executive Incentive Compensation Plan that establishes performance goals as a condition to the payment of consideration that would exceed the Section 162(m) threshold. The Executive Incentive Compensation Plan was approved by the Company's shareholders at the 2004 annual meeting. Under the Plan, the Committee selects one or more of the performance goals and the related target threshold to be met by the designated executive officer or officers as a condition to payment of an award under the Plan. To date, the only officer of the Company who has been awarded incentive bonuses under this plan is the Chief Executive Officer.

Discussion of Chief Executive Officer Compensation

        The Compensation Committee considered a variety of factors in determining the compensation of the Chief Executive Officer of the Company for fiscal year 2004. Quantitative factors considered in making recommendations for the Chief Executive Officer's compensation include published compensation surveys and other publicly available compensation information, the performance of the Company including growth in earnings, assets and capital and asset quality. Qualitative factors considered included the ability of the Company and its senior management to attract and retain capable officers and staff, relations with regulatory authorities and the Compensation Committee's perception of the organization's acceptance in the communities it serves.

        The Company's 2004 performance proved to be another strong year. Net income rose 23.0% to $76.7 million, assets climbed 38.4% to $5.8 billion and total market value of company stock outstanding rose 48.5% to $1.6 billion at December 31, 2004. In addition, the Company's return to shareholders assuming dividend reinvestments increased by 34.1% in 2004 (defined with the performance graph), while the S&P 500 and the Keefe, Bruyette & Wood ("KBW") 50 Bank indices increased by only 10.8% and 10.0%, respectively.

        The 2004 performance continues a series of strong years. Assets have increased from $2.1 billion in 1999 to $5.8 billion in 2004, reflecting an annualized growth rate of 22.5% as a result of a series of acquisitions and internal growth. In addition, over the same period of time net income increased from $30.9 million in 1999 to $76.7 million in 2004, reflecting an annualized growth rate of 20.0%. During the last five years, the Company out-performed both the S&P 500 and the KBW 50 Bank indices by increasing its return to shareholders assuming dividend reinvestments by 231.3% compared to an 11.0% decrease and a 57.8% increase for the S&P 500 and the KBW 50 Bank indices, respectively.

        In addition to leading the Company to outstanding financial results, the Compensation Committee also considered the Chief Executive Officer's expanded responsibilities resulting from the growth of the Company and the dependence of the organization on the continued involvement of the Chief Executive Officer. In addition, the critical role of the Chief Executive Officer as spokesperson for the Company in the public market was also considered.

        Based upon the above factors, the Compensation Committee established a base salary of $975,000 beginning in May 2003. During 2004, following adoption and approval of the Executive Incentive Compensation Plan by the shareholders at the 2004 annual meeting, the Chief Executive Officer was awarded incentive bonuses under the Executive Incentive Compensation Plan. The Executive Incentive Compensation Plan provides for performance-based compensation that meets the requirements of "other performance-based compensation" for purposes of Section 162(m). During fourth quarter 2004, the Chief Executive Officer was awarded a bonus of $1,500,000 after meeting the specified target of percentage increase in diluted earnings per share for the six months ended September 30, 2004 compared to the same period in 2003. Diluted earnings per share increased 11.4% during the six months ended September 30, 2004 compared to the comparable prior year period, which exceeded the level required to meet the target percentage increase in diluted earnings per share. The Compensation Committee has established earning targets related to the percentage increase in net income before income taxes and the percentage increase in earnings per share as targets for award payments after the initial award.

        Furthermore, in 2004, the Chief Executive Officer was granted options for 9,391 shares under the Company's 2002 Nonstatutory Stock Option Plan and 80,608 shares under the Company's 2004 Nonstatutory Stock Option Plan at an exercise price of $27.35 per share, which represented the fair market value of the Company's common stock at date of grant. The number of options granted and the exercise price have been adjusted for the three-for-two stock split effected as a 50% stock dividend distributed during third quarter 2004.

Stock Option and Compensation Committee of the Board of Directors of Texas Regional Bancshares, Inc.
Mario Max Yzaguirre, Chairman Robert G. Farris C. Kenneth Landrum, M.D. Jack H. Mayfield, Jr. Joe Penland, Sr. Julie G. Uhlhorn

Audit Committee Report

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

        The Audit Committee of the Board of Directors consists of the five directors whose names appear below. Each member of the Audit Committee is "independent" as defined in the National Association of Securities Dealers, Inc.'s listing standards.

        The Audit Committee's general role as an audit committee is to assist the Board of Directors in overseeing the Company's financial reporting process and related matters. The Audit Committee operates under a written charter, a copy of which is attached as Exhibit A to this proxy statement. The audit committee charter imposes on the Audit Committee the duties and responsibilities imposed upon audit committees generally by recent statutory and rule changes.

        The Audit Committee has reviewed and discussed with the Company's management and KPMG LLP, the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders for the year ended December 31, 2004.

        The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with KPMG LLP such independent auditors' independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by KPMG LLP is compatible with maintaining their independence.

        Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission.

        This report is submitted on behalf of the Audit Committee.

                      C. Kenneth Landrum, M.D., Chairman
                      Frank N. Boggus
                      Joseph E. Reid
                      Joe Penland, Sr.
                      Mario Max Yzaguirre

RELATIONSHIP WITH INDEPENDENT AUDITORS

Fees Paid to Independent Auditors

        At the meeting held on March 9, 2004, the Audit Committee selected KPMG LLP to serve as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2004. The following table sets forth the aggregate fees billed to Texas Regional Bancshares, Inc. for the years ended December 31, 2004 and 2003 by the Company's principal accounting firm, KPMG LLP.

	December 31,
	2004	2003
Audit Fees (1)	$610,122	$313,146
Audit-Related Fees (2)	144,073	182,200
Tax Fees (3)	82,000	7,500
All Other Fees	—	—

Total	$836,195	$502,846

(1)
Audit Fees consisted principally of the audit of the Company's annual financial statements, limited reviews of the Company's quarterly reports and consents provided in connection with filings made under the Securities Exchange Act of 1933. The increase in the amount of audit fees from 2003 to 2004 relates primarily to testing associated with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-Related Fees consisted of the audit of the Company's KSOP, audit of the Company's broker-dealer subsidiary, SAS 70 report for the Company's data center, and agreed-upon procedures engagement for the Company's borrowings with the Federal Home Loan Bank ("FHLB").

(3)
Tax Fees consisted principally of review and tax opinions regarding prospective business combinations provided in connection with filings made under the Securities Exchange Act of 1933.

        The Audit Committee has considered whether the provision of services covered in billings included under the captions "Audit-Related Fees", "Tax Fees" and "All Other Fees" above is compatible with maintaining the principal accountants' independence. The Audit Committee has concluded that the provisions of such non-audit services would not jeopardize the independence of KPMG LLP as the Company's independent auditors.

Pre-approval Policies

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service and is subject to specific engagement authorization. The audit committee requires the independent auditors and management to report on the actual fees charged for each category of service at Audit Committee meetings throughout the year.

        All fiscal year 2004 audit and non-audit services provided by the independent auditors were pre-approved.

PERFORMANCE GRAPH

        The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and to Keefe, Bruyette & Woods ("KBW") 50 Bank Index for the last five years. The KBW 50 Bank Index is composed of the nation's top fifty banking companies and was introduced by KBW in 1993. It includes all money-center and most major regional banks and is designed to be representative of the price performance of the nation's largest banks. The graph assumes $100 invested on December 31, 1999 and quarterly reinvestment of dividends.

	TRBS	S&P 500	KBW 50
12/31/1999	100.0	100.0	100.0
12/31/2000	125.8	90.9	120.1
12/31/2001	149.0	80.1	115.1
12/31/2002	212.7	62.4	107.0
12/31/2003	247.1	80.3	143.4
12/31/2004	331.3	89.0	157.8

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        During 2004 as in prior years, Company officers and directors and their related parties have had banking transactions with Texas State Bank. All such transactions have been made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

        Texas State Bank, along with other banks in the Rio Grande Valley, sells credit life insurance for Texas State Life Reinsurance, Ltd. G. E. Roney, Chairman of the Board and Chief Executive Officer of the Company, owns thirty-three percent of Texas State Life Reinsurance, Ltd. Texas State Bank received $390,923 in commission fee income from the insurance company for the year ended December 31, 2004.

        Mr. Morris Atlas, a Director of the Company, is a partner in the law firm of Atlas & Hall L.L.P. His firm received fees for legal services rendered to the Company and its subsidiaries during 2004 in the amount of $681,246, which exceeded 5% of the firm's gross revenues for 2004.

        Mr. Walter Umphrey, a Director of the Company, is the Managing Partner in the law firm of Provost & Umphrey Law Firm, L.L.P. His firm received fees for legal services rendered to the Company and its subsidiaries during 2004, which did not exceed 5% of the firm's or the Company's gross revenues for 2004.

        Hill A. Feinberg, who has been nominated by the Corporate Governance and Nominating Committee to serve as a director of the Company, owns approximately 30% of First Southwest Holdings, Inc. Mr. Feinberg serves as Chairman of the Board and Chief Executive Officer of both First Southwest Holdings, Inc. and its subsidiary, First Southwest Company. First Southwest Company has in the past been engaged from time to time by the Company to perform financial services, including valuations, fairness reviews and other services in connection with Company acquisitions. During 2004, First Southwest Company received fees from the Company aggregating $1,700,000 for performing such services. First Southwest Company is a registered broker dealer and in connection with the brokerage part of its business provides financial services similar to those provided by the Company's subsidiary, TSB Securities, Inc. First Southwest Company also provides clearing services for TSB Securities, Inc. During 2004, First Southwest Company received fees from the Company aggregating $37,448 for performing clearing services for TSB Securities, Inc. In addition, First Southwest Company is from time to time provided with an opportunity to bid in connection with proposed securities purchases for Texas State Bank's securities portfolio. The rates or charges by First Southwest Company in such transactions are determined by competitive bids.

        Mark Voss is the Vice President of LandtitleUSA, Inc. and owns an interest in the company. LandtitleUSA, Inc. from time to time provides mortgage insurance products and services in connection with loan transactions for customers of Texas State Bank. Mr. Voss is the stepson of Glen E. Roney, the Chairman of the Board and Chief Executive Officer of the Company and Texas State Bank.

        Scott J. Atlas is a partner in the law firm of Vinson & Elkins L.L.P., which firm provides legal services for the Company, which did not exceed 5% of the firm's or the Company's gross revenues for 2004. Mr. Atlas is the son of Morris Atlas, a Director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Company's directors and executive officers to file reports relating to their ownership and changes in ownership of Texas Regional common stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 (and amendments) furnished to the Company with respect to the 2004 fiscal year and received through the date of this Proxy Statement and written representations from reporting persons that no Form 5 was required, the Company believes that no officer or director, with the exception of Douglas G. Bready, Joe Penland Sr. and Joseph E. Reid has failed to report transactions in the Company's securities on a timely basis.

        Douglas G. Bready's Form 4 reporting the sale of 1,174 shares from his wife's individual retirement account on April 21, 2004, was not filed until July 21, 2004.

        Joe Penland Sr.'s Form 3 was filed on May 3, 2004, fourteen days after he was elected to the Board of Directors, as a result of delays in obtaining a Central Index Key number required for electronic filing.

        Joseph E. Reid's Form 3 was filed on April 30, 2004, eleven days after he was elected to the Board of Directors, as a result of delays in obtaining a Central Index Key number required for electronic filing.

ITEM 2—APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

        The Board of Directors recommends that the Company's Articles of Incorporation be amended to increase the Company's authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares.

Background

        Under Texas law, the Company may only issue shares of common stock to the extent that the shares are authorized by the Company's Articles of Incorporation. Currently, the Articles of Incorporation authorize 50,000,000 shares of common stock and 10,000,000 shares of preferred stock. The proposed amendment will increase the authorized common stock to 100,000,000 shares, and the preferred stock will remain at 10,000,000 shares.

        The common stock is officially named the Class A Voting Common Stock but is simply referred to as the common stock. No other classes of common stock are authorized. As of March 7, 2005, 49,589,244 shares of common stock and no shares of preferred stock were issued and outstanding.

Purpose

        The purpose of the amendment is to provide additional shares of common stock for future issuance. The additional authorized shares will provide the Company with added flexibility in its corporate planning and strategies. The additional shares of common stock could be utilized for a variety of purposes, including future stock splits, stock dividends, employee benefit plans, equity-based acquisitions and other corporate purposes. The Company has a history of distributing authorized but unissued common shares to its shareholders as stock dividends and stock splits effected as stock dividends. If the Board chooses to make such a distribution in the future, availability of ample authorized but unissued common shares would be required. In addition, the Board of Directors has in the past used, and may in the future wish to use, common shares as part or all of the consideration in acquisitions. Also, the Company has in the past used stock options as a means of attracting and retaining qualified employees, and the availability of additional authorized but unissued shares would make it possible to continue this practice.

        Having the flexibility to issue additional shares has supported the Company's history of declaring stock dividends and stock splits effected as stock dividends and has been a key element in the Company's successful acquisition strategy. These acquisitions have been a significant contributing factor to the Company's growth and earnings over the years.

Effect on Existing Shareholders

        If the amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or by the rules and regulations of the Nasdaq National Market System, on which the Company's common stock trades.

        The additional shares of common stock for which authorization is sought would become part of the existing class of common stock and have the same rights and privileges as the shares of common stock presently outstanding. If authorized, the increase in common stock will not have any immediate effect on the existing rights of common stockholders. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. Shareholders of the Company do not have preemptive rights to acquire newly issued shares of common stock.

        The proposed amendment to increase the number of authorized shares of common stock is not proposed to discourage a takeover or change in control of the Company. Nevertheless, in certain instances, the unissued and unreserved shares of common stock (as well as any shares of common stock as may be held in the treasury) could be used by the Board in an attempt to discourage or make more difficult a change in control of the Company or otherwise be used to defend against a merger or takeover attempt. In the event that a hostile takeover of the Company is threatened, the Board of Directors could issue shares of common stock or preferred stock to dilute the stock ownership of persons seeking to obtain control of the Company, for example through a private placement, thereby diluting the stock ownership of all existing stockholders (including management and persons seeking to obtain control of the Company) and increasing the cost of acquiring a given percentage of the Company's outstanding stock. The Company has no knowledge of any effort by any person or group to obtain control of the Company.

The Amendment

        The proposed amendment would amend Article Four of the Articles of Incorporation, as amended, to read as follows:

ARTICLE FOUR

    The company is authorized to issue two classes of shares to be designated respectively "Preferred" and "Class A Voting Common." The total number of shares which the Company is authorized to issue is one hundred ten million (110,000,000). The number of shares of each class and a statement of the par value of the shares in each class are as follows:

Class	Number of Shares Authorized	Par Value
Preferred	10,000,000	$1.00
Class A Voting Common	100,000,000	$1.00

If approved by the shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of Texas.

Vote Required

        The affirmative vote of holders of two-thirds of the total outstanding shares of the Company's common stock is required to approve this proposed amendment to the Company's Articles of Incorporation. For the purpose of counting votes on this proposal, abstentions, broker non-votes, and other shares not voted have the same effect as a vote against the proposal.

        The Board of Directors believes that this proposal to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock is in the best interests of the Company and its shareholders. Therefore, the Board of Directors recommends that the shareholders vote FOR the approval of the amendment of the Articles of Incorporation.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THIS AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

ITEM 3—APPROVAL OF THE 2005 INCENTIVE STOCK OPTION PLAN

        On February 8, 2005, the Board of Directors adopted, subject to approval of the Company's shareholders, the Texas Regional Bancshares, Inc. 2005 Incentive Stock Option Plan (the "ISO Plan"). The ISO Plan is designed to provide a special incentive to selected key employees of the Company and its subsidiaries, by offering key employees an opportunity to purchase shares of the Class A Voting Common Stock of the Company. To date, no options have been granted under the ISO Plan.

Description of the Plan

        The ISO Plan is attached as Exhibit B to this Proxy Statement. The following summary of the ISO Plan is qualified in its entirety by reference to the full text of the ISO Plan. The aggregate number of shares which may be issued under options granted pursuant to the ISO Plan is 300,000 shares of Common Stock of the Company. The aggregate number of shares which may be issued under options granted pursuant to the ISO Plan is subject to adjustment, under appropriate circumstances, as provided in the ISO Plan.

        The ISO Plan is for the benefit of key employees of the Company and its subsidiaries. The maximum number of shares which respect to which options may be granted under this Plan during any calendar year to any person is all shares for which options may be granted under this Plan. No options may be granted under the ISO Plan after ten years from the date of adoption of the ISO Plan, but options granted prior to that date may extend beyond that date. The stock to be issued pursuant to the ISO Plan may constitute an original issue of authorized shares or may consist of previously issued stock that has been reacquired by the Company.

        The ISO Plan is to be administered by a Stock Option Committee established by the Board. The Company's Stock Option and Compensation Committee has been designated as the Stock Option Committee for purposes of the ISO Plan.

        The Committee shall select the key employees (including key employees who are directors) to whom options may be granted under the ISO Plan, and shall determine the number of shares to be covered by each option granted. Because future as well as present key employees are eligible to participate in the ISO Plan, an indeterminate number of employees are eligible to receive grant of options pursuant to the ISO Plan. The terms and provisions of options granted pursuant to the ISO Plan shall be set forth in an Option Agreement to be executed at the time the option is granted by the Company and the employee receiving the option.

        The purchase price of Common Stock which may be purchased under options granted pursuant to the ISO Plan shall be the fair market value of the stock as determined by the Board or the Committee at the time the options are granted, and may not thereafter be adjusted in the absence of an occurrence of certain specified events (such as stock dividends, stock splits, mergers or other business combination transactions). The exercise period of options granted under the ISO Plan, including any vesting schedule, will be set forth in the Option Agreement. The purchase price is to be paid at the time the option is exercised.

Certain Federal Income Tax Considerations

        The options granted under the ISO Plan are intended to qualify as "incentive stock options" which are given favorable income tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Provided that the limitations, requirements and procedures of Section 422 are followed, the grant and exercise of options will generally not result in taxable income to the employee or a tax deduction for the Company. If the limitations, requirements and procedures of Section 422 are not followed, the employee may be required to recognize compensation income and the Company may be entitled to a compensation expense deduction with respect to the exercise of an option granted pursuant to the ISO Plan.

The Board of Directors recommends a vote "FOR" approval of the Texas Regional Bancshares, Inc. 2005 Incentive Stock Option Plan. Proxies solicited hereby will be voted in favor of adoption of the ISO Plan unless the shareholder specifies otherwise.

ITEM 4—APPROVAL OF THE 2005 NONSTATUTORY STOCK OPTION PLAN

        Also on February 8, 2005, the Board of Directors adopted, subject to approval by the Company's shareholders, the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan (the "NSO

Plan"). Like the ISO Plan, the NSO Plan is designed to provide a special incentive to directors, certain key advisors, consultants, independent contractors and selected key employees of the Company and its subsidiaries, by offering them an opportunity to purchase shares of the Class A Voting Common Stock of the Company. Because options granted under the NSO Plan are not intended to qualify for "incentive stock option" treatment for federal income tax purposes, certain restrictions applicable to options granted under the ISO Plan are not applicable to options granted under the NSO Plan. To date, no options have been granted under the NSO Plan.

Description of the Plan

        The NSO Plan is attached as Exhibit C to this Proxy Statement. The following summary of the NSO Plan is qualified in its entirety by reference to the full text of the NSO Plan. The aggregate number of shares which may be issued under options granted pursuant to the NSO Plan is also 300,000 shares of Common Stock of the Company, and the aggregate number of shares which may be issued under options granted pursuant to the NSO Plan is also subject to adjustment, under appropriate circumstances, as provided in the NSO Plan.

        The NSO Plan is for the benefit of directors, advisors, consultants, independent contractors and employees of the Company and its subsidiaries ("qualified optionees"). The maximum number of shares which respect to which options may be granted under this Plan during any calendar year to any person is all shares for which options may be granted under this Plan. No options may be granted under the NSO Plan after ten years from the date of adoption of the NSO Plan, but options granted prior to that date may extend beyond that date. The stock to be issued pursuant to the NSO Plan may constitute an original issue of authorized shares or may consist of previously issued stock that has been reacquired by the Company.

        The NSO Plan is also to be administered by a Stock Option Committee established by the Board. The Company's Stock Option and Compensation Committee has also been designated as the Stock Option Committee for purposes of the NSO Plan.

        The Committee shall select the qualified optionees to whom options may be granted under the NSO Plan, and shall determine the number of shares to be covered by each option granted. Members of the Stock Option and Compensation Committee shall be eligible to receive grants of options under the NSO Plan. An indeterminate number of qualified optionees are eligible to receive grant of options pursuant to the NSO Plan. The terms and provisions of options granted pursuant to the NSO Plan shall be set forth in an Option Agreement to be executed at the time the option is granted by the Company and the person receiving the option.

        The purchase price of Common Stock which may be purchased under options granted pursuant to the NSO Plan shall be the fair market value of the stock as determined by the Board or the Committee at the time the options are granted and may not thereafter be adjusted in the absence of an occurrence of certain specified events (such as stock dividends, stock splits, mergers or other business combination transactions). The exercise period of options granted under the NSO Plan, including any vesting schedule, will be set forth in the Option Agreement. The purchase price is to be paid at the time the option is exercised.

Certain Federal Income Tax Considerations

        Because the options granted under the NSO Plan are not intended to qualify as "incentive stock options" the qualified optionee to whom options are granted under the NSO Plan will not be entitled to the favorable income tax treatment provided by Section 422 of the Internal Revenue Code of 1986, as amended. Because options granted under the NSO Plan are, according to the Plan, to be granted at fair market value, it is not expected that a qualified optionee will incur federal income tax liability with respect to the grant of an option under the NSO Plan. However, if the fair market value of the stock at the date of exercise of an option granted under the NSO Plan exceeds the exercise price, the optionee will in most cases be required to recognize compensation income based on the difference between the fair market value at date of exercise and the exercise price. Under those circumstances, the Company may be entitled to a compensation expense deduction.

The Board of Directors recommends a vote "FOR" approval of the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan. Proxies solicited hereby will be voted in favor of adoption of the NSO Plan unless the shareholder specifies otherwise.

ITEM 5—RATIFICATION OF INDEPENDENT AUDITORS

        The Company has appointed KPMG LLP as its independent auditors to perform the audit of the Company's consolidated financial statements for fiscal year 2005. KPMG LLP has audited the Company's consolidated financial statements since 1988. Services provided to the Company by KPMG LLP in fiscal 2004 have included the audit of the Company's consolidated financial statements, limited reviews of the Company's quarterly reports, audit of the financial statements of the Company's KSOP Plan and Trust, audit of the Company's broker-dealer subsidiary, TSB Securities, Inc., FHLB agreed-upon procedures, review of the Company's data center operations and consultation on various tax and accounting issues, including rendering of tax opinions and auditors' consents in connection with acquisitions. In addition, the independent auditors performed testing of the Company's internal controls pursuant to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

        The Board of Directors expects that representatives of KPMG LLP will be present at the annual meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors for 2005.

        In the event the shareholders do not ratify the appointment of KPMG LLP as the principal auditors of the Company, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

        Shareholders interested in submitting a proposal for inclusion in the Company's proxy materials for the 2006 Annual Meeting of Shareholders must submit the proposal to the Company no later than November 14, 2005. Any shareholder proposal must comply with Rule 14a-8 of the Securities and Exchange Commission and any other applicable requirements of the Securities and Exchange Commission.

OTHER BUSINESS

        By execution of the proxy, each shareholder also confers discretionary authority to vote on matters incident to the conduct of the meeting. It is anticipated that approval of the minutes of the 2004 Annual Meeting of the Shareholders will be considered, although approval of the minutes will not constitute approval or disapproval of the matters referred to in the minutes.

        The Board of Directors does not know of any other matters likely to be brought before the meeting for action. However, if any matters do properly come before the meeting, the enclosed proxy grants authority to vote on the matter in accordance with the judgment of the persons voting the proxy.

FORM 10-K

        Upon written request, the Company will furnish, without charge, a copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004, to each person whose proxy is being solicited. Applicable rules require that Form 10-K, which includes the consolidated financial statements, be filed by the Company with the Securities and Exchange Commission. Requests for copies of the Company's annual report on Form 10-K must be in writing and should be directed to Janie S. Moran, Controller and Assistant Secretary of Texas Regional Bancshares, Inc., P.O. Box 5910, McAllen, Texas 78502-5910.

By Order of the Board of Directors,

CAROLYN JOYNER First Vice President, Secretary & Treasurer

March 24, 2005

Exhibit A

TEXAS REGIONAL BANCSHARES, INC. AUDIT COMMITTEE CHARTER
(Adopted by the Board of Directors at a meeting held on May 7, 2004)

Purpose

        The Audit Committee is appointed by the Board of Directors of Texas Regional Bancshares, Inc. (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The Audit Committee also functions as the Audit Committee of the Board of Directors of the Company's subsidiary, Texas State Bank (the "Bank"). References to the Company in this Charter also include the Bank and all other direct and indirect subsidiaries of the Company.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc. ("NASDAQ"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission, or the Audit Committee shall recommend that required disclosures of the reason that there is no "audit committee financial expert" on the Audit Committee is included in the Company's annual proxy statement. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

        The Board on the recommendation of the Nominating Committee shall appoint the members of the Audit Committee. Audit Committee members may be replaced by the Board.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee for ratification.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee shall prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.
Review and discuss with the independent auditors:

a.
All critical accounting policies and practices to be used.

b.
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.
Other material written communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

5.
Discuss with management the Company's earnings press releases, including the use of any "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) or by reference to specific disclosures or proposed disclosures, as determined by the Audit Committee.

6.
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

1.
Review and evaluate the lead partner of the independent auditor team.

2.
Evaluate whether the independent auditor is meeting applicable requirements related to the rotation of the audit partners as required by law.

3.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

4.
Receive information from the independent auditor concerning, and discuss with the national office of the independent auditor as appropriate, issues on which the national office was consulted by the Company's audit team and matters of audit quality and consistency.

5.
Meet with the independent auditor before the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

1.
Review the appointment and replacement of the senior internal auditing executive.

2.
Review the significant reports to management prepared by the internal auditing department and management's responses.

3.
Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

1.
Obtain from the independent auditor assurance that Section 10A(b)(2) of the Exchange Act regarding illegal activity has not been implicated.

2.
Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of ethics.

3.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

5.
Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Exhibit B

TEXAS REGIONAL BANCSHARES, INC.

2005 INCENTIVE STOCK OPTION PLAN

        Texas Regional Bancshares, Inc., a Texas corporation (hereinafter called the "Corporation") believes that allowing certain key employees to obtain shares of the Class A Voting Common Stock of the Corporation through the use of stock options hereinafter provided for will be beneficial to the initial and continued success of the Corporation. In furtherance of the foregoing, the Corporation hereby establishes the Texas Regional Bancshares, Inc. 2005 Incentive Stock Option Plan (the "Plan").

        1.    Purpose.    The purpose of the Plan is to secure for the Corporation and its stockholders the benefits which flow from providing key employees of the Corporation and its subsidiaries with the incentive inherent in common stock ownership. It is generally recognized that stock option plans aid in retaining competent employees and furnish a device to attract employees of exceptional ability to the Corporation because of the opportunity offered to acquire a proprietary interest in the business. For purposes of the Plan, a subsidiary is any corporation in which the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or over which the Corporation has effective operating control. The Corporation intends that any stock option granted or exercised under this Plan qualify as an "incentive stock option" which is given favorable income tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, and pertinent regulations.

        2.    Amount of Stock.

          (a)   The total number of shares of Class A Voting Common Stock to be subject to options granted pursuant to the Plan shall not exceed Three Hundred Thousand (300,000) shares of the Corporation's Class A Voting Common Stock (hereinafter referred to as the "Common Stock" or the "Stock") each having a par value of $1.00.

          (b)   In the event of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change, the number and kind of shares of stock of the Corporation described in the Plan or to be granted under the Plan, the number and kind of shares of stock of the Corporation subject to options then outstanding under the Plan, the maximum number of shares for which options may be issued under the Plan, the option price and other relevant provisions shall be appropriately adjusted. The determination of the Board of Directors, or the Committee appointed by the Board as herein provided, as to any dispute related to adjustments shall be binding on all persons.

          (c)   In the event that options granted under this Plan shall expire, terminate unexercised or otherwise lapse without being exercised in whole or in part, the shares covered by the unexercised portion of the expired, terminated or lapsed options shall be available for future grants under the Plan, within the limits herein described.

          (d)   The stock to be issued under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Corporation, as shall be determined by the Board or the Committee.

        3.    Stock Option Committee.    The Board of Directors of the Corporation (the "Board") shall from time to time appoint a Stock Option Committee (the "Committee") to serve under this Plan. The Committee shall consist of three or more directors, each of whom is (i) an independent director as that term is defined in Rule 4200(a)(15) of the Marketplace Rules applicable to companies the shares of which are traded on The NASDAQ Stock Market, Inc.'s National Market System; (ii) a "Non-Employee Director" for purposes of Rule 16b-3(d)(1) as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; and (iii) an outside director as that term is defined for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended.

        The Committee shall have authority, consistent with the Plan:

          (a)   to determine which of the key employees of the Corporation and its subsidiaries shall be granted options;

          (b)   to determine the time or times when options shall be granted and the number of shares of Common Stock to be subject to each option;

          (c)   to determine the option price of the shares subject to each option and the method of payment of such price;

          (d)   to determine the time or times when each option becomes exercisable and the duration of the exercise period, subject to the limitations contained in Paragraph 6(b);

          (e)   to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

          (f)    to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings;

          (g)   to decide all questions and settle all controversies and disputes which may arise in connection with the Plan; and

          (h)   to take other actions permitted of the Committee by this Plan, authority hereafter granted by the Board or as permitted by law.

All decisions, determinations and interpretations of the Committee shall be final and binding on all parties concerned.

        4.    Eligibility and Participation.    Options may be granted pursuant to the Plan to employees of the Corporation and any parent or subsidiary of the Corporation (hereinafter sometimes called "employee" or "employees"); provided that no option may be granted under the Plan to an employee who, immediately before or at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the employer corporation or of any parent or subsidiary corporation. For the purposes of the preceding sentence: (a) the employee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the employee may purchase under outstanding options, and the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants; and (b) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

        From time to time the Committee shall select the employees to whom options may be granted by the Board and shall determine the number of shares to be covered by each option so granted. Future as well as present employees (including employees who are directors) shall be eligible to participate in the Plan. If the entire Board constitutes the Committee, then members of the Committee that are otherwise eligible to participate in the Plan shall be allowed to participate in the Plan, provided that such eligible members constitute a minority of the Board, and provided further, that any individual member of the Committee allowed to participate will be prohibited from voting upon or in any way influencing the other members of the Committee in designating such individual member as a recipient of option grants or in exercising any other discretion granted to the Committee regarding the option grants to such individual member. If the Committee is appointed under the terms of subparagraph (i) of Section 3 hereof, then members of the

Committee (including those who are key employees of the Corporation or a subsidiary corporation of the Corporation) shall not be eligible to participate in the Plan.

        The adoption of the Plan does not confer upon any employee of the Corporation or a subsidiary any right to continue employment with the Corporation or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Corporation or a subsidiary to terminate the employment of any of its employees at any time.

        The maximum number of shares which respect to which options may be granted under this Plan during any calendar year to any person is all shares for which options may be granted under this Plan.

        5.    Option Agreement.    The terms and provisions of options granted pursuant to the Plan shall be set forth in agreements (which need not be identical) in such form and containing such provisions as are consistent with this Plan as the Board or the Committee may from time to time approve (individually an "Option Agreement" and collectively the "Option Agreements"). An Option Agreement may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the terms and conditions herein provided.

        6.    Price.    The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall be an amount equal to one hundred percent (100%) of the fair market value of the stock, as determined by the Board or the Committee, at the time the options are granted. The full purchase price of shares purchased shall be paid upon exercise of the option in the manner and by the means set forth in the employee's Option Agreement. The consideration shall be paid either in cash, by check, or for such other consideration as the Board or Committee may approve. Under certain circumstances the purchase price per share shall be subject to adjustment as referred to in Section 11 or 13 of this Plan and as described in the Option Agreement executed pursuant to a grant under this Plan; however, the price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be subject to adjustment after the date of grant in the absence of the occurrence of an event described in Section 11 or 13.

        7.    Exercise Period.    The right to purchase any Common Stock pursuant to the exercise of an option granted under this Plan may be either cumulative or non-cumulative, as determined by the Board or the Committee. Any Common Stock purchasable pursuant to the exercise of an option granted under this Plan will be purchasable in accordance with the schedule set forth in the Option Agreement between the Corporation and the employee receiving the option, subject to any other limitation provided in this Plan or in the employee's Option Agreement. A person electing to exercise an option shall give notice as described in his or her Option Agreement, such notice to be accompanied by such instruments or documents as may be required by the Option Agreement and the Committee, and unless otherwise directed by the Committee, the employee shall at the time of exercise tender the purchase price of the shares he or she has elected to purchase. Unless otherwise provided in the particular Option Agreement, in the event the portion of Common Stock purchasable under the Option Agreement involves a fraction of a share, the amount purchasable at that time shall be rounded upward to the next complete share to allow the purchase of a complete share of Common Stock.

        8.    Option Period.    No option granted pursuant to the Plan shall be exercisable after the expiration of ten (10) years from the date the option is first granted. The expiration date for any option or portion thereof, which may be any period not in excess of ten (10) years following the date of grant of the option, shall be stated in the Option Agreement and is hereinafter called the "Expiration Date".

        Notwithstanding any other provision of this Plan, no option shall be granted under this Plan more than ten (10) years after the date this Plan is adopted by the Board, or the date this Plan is approved by the Common Stock stockholders, whichever is earlier.

9.
Termination of Employment. The Option Agreement may provide that:

          (a)   If, prior to the Expiration Date for any option granted hereunder, the employee shall for any reason whatever, other than (1) his or her permanent and total disability as defined in (c) below, or (2) his or her death, cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, then any unexercised portion of such option shall automatically terminate upon the date of such termination of employment.

          (b)   If, prior to the Expiration Date for any option granted hereunder, the employee shall die at a time when he or she had been employed by the Corporation, or a parent or subsidiary corporation of the Corporation, from the date of granting of such option until the date of his or her death, then the legal representatives of his or her estate or a legatee or legatees of the option shall have the right, for a period of three (3) months after his or her death, to purchase all or any part of the Stock subject to the option outstanding and unexpired as of his or her date of death.

          (c)   If, prior to the Expiration Date for any option granted hereunder, the employee shall cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, because he or she becomes permanently and totally disabled, as hereafter defined, and prior to such termination of employment by reason of disability the employee had been employed by the Corporation, or a parent or subsidiary of the Corporation, at all times since the date of the granting of such option, then such employee or his or her legal representative shall have the right, for a period of one (1) year from the date of such termination of employment by reason of disability, to exercise any right to purchase Stock pursuant to the option.

  An employee is "permanently and totally disabled" if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Such determination of permanent and total disability shall be made as allowable under Section 22, and applicable regulations, of the Internal Revenue Code of 1986, as amended, or any other applicable method necessary for the continued qualification of this Plan under Section 422 of the Internal Revenue Code. In the absence of any specific requirements for this determination, the decision of the Board or the Committee, as aided by any physicians they designate, shall be conclusive.

Nothing in (a), (b), or (c) shall extend the time for exercising any option granted pursuant to the Plan beyond the Expiration Date for the option. Any Option Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Stock or a repurchase right with respect to Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, and may also provide for such restrictions on the transferability of shares of Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, that the Board or the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture or right of repurchase may include, but need not be limited to, the requirement that the optionee render substantial services to the Corporation or any subsidiary of the Corporation for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation.

        10.    Assignability.    The Option Agreement shall provide that the option granted thereby shall not be transferable or assignable by the employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the employee shall be exercisable only by him or her.

        11.    Adjustments and Modifications.    The Option Agreement may contain such provisions as the Board or the Committee may approve concerning the effect upon the option granted thereby and upon the per share or per unit option price, of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change. Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may modify, extend, or renew outstanding rights granted under this Plan, or accept the surrender of outstanding rights (to the extent not theretofore exercised); however, the price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be subject to adjustment after the date of grant in the absence of the occurrence of an event described in the preceding sentence of this Section 11 or in Section 13. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

        12.    Issuance Requirements.    The Corporation shall not be obligated to issue any shares unless and until, in the opinion of the Corporation's counsel, (i) all applicable laws and regulations have been complied with, (ii) in the event the Corporation's Common Stock is at the time listed upon any stock exchange or approved for trading on the Nasdaq Stock Market, the shares to be issued have been listed or trading shall otherwise be authorized upon official notice of issuance, and (iii) all other legal matters in connection with the issuance and delivery of shares shall have been approved by the Corporation's counsel. The participant shall take any action reasonably requested by the Corporation in connection therewith. Without limiting the generality of the foregoing, the Corporation may require from the participant such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the participant agree that any sale of the shares will be made only in such manner permitted by law. A legend to this effect may be affixed to the certificates evidencing such shares. A participant shall have the rights of a stockholder only as to shares actually acquired by him under the Plan.

        13.    Corporate Merger, Consolidation, Reorganization, etc.

          (a)   In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, any outstanding options hereunder may be terminated by the Corporation as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof or his or her personal representative of its intention to do so and by permitting the exercise during a period of not more than a specified number of days determined by the Board next preceding such effective date, or the Expiration Date, whichever is earlier, of all of such outstanding options in whole or in part without regard to the provisions of Section 7 hereof. Subject to the preceding sentence, if the Corporation is reorganized or merged or consolidated with another corporation, while unexercised options are outstanding under the Plan, and the Corporation is not the surviving corporation, there shall be substituted for the Common Stock subject to the unexercised and outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to shareholders of the Corporation in respect of the Common Stock. Such substitution may be accomplished by the assumption of such options by the surviving corporation or the substitution for the old options of new options by the surviving corporation.

          (b)   The existence of the Plan and any options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, reclassification or other change in the Company's capital structure or its business, any merger, consolidation or separation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        14.    Amendment of the Plan.    The Board of Directors of the Corporation may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration, except that the Board shall not amend the Plan in any manner which would have the effect of preventing options issued under the Plan from being "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986 (as amended).

        15.    Options Discretionary.    The granting of options under the Plan shall be entirely discretionary and nothing in the Plan shall be deemed to give any key employee any right to participate in the Plan or to receive options.

        16.    Stockholder Approval.    The Plan will be submitted to the Common Stock stockholders of the Corporation within twelve (12) months of the date of the adoption of the Plan by the Board.

        17.    Termination of Plan.    This Plan shall terminate ten (10) years after its approval by the Common Stock stockholders or adoption by the Board, whichever is earlier. Any option outstanding under this Plan at the time of its termination shall remain in effect until the option shall have been exercised or the Expiration Date, whichever is earlier.

        18.    Replacement Options.    The Corporation may grant options under the Plan on terms differing from those provided for in this Plan where such options are granted in substitution for options held by employees of other corporations who have become employees of the Corporation or a subsidiary as the result of a merger, consolidation or other reorganization of the employing corporation with the Corporation or subsidiary, or the acquisition by the Corporation or a subsidiary of the business, property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

        19.    Adoption of Plan by Board.    The undersigned hereby certifies that this Plan is the true and correct 2005 Texas Regional Bancshares, Inc., Incentive Stock Option Plan of the Corporation voted upon and adopted at a meeting of the Board of Directors duly held on the 8th day of February, 2005.

Exhibit C

TEXAS REGIONAL BANCSHARES, INC.

2005 NONSTATUTORY STOCK OPTION PLAN

        Texas Regional Bancshares, Inc., a Texas corporation (hereinafter called the "Corporation") believes that allowing directors, certain key advisors, consultants and independent contractors, and certain key employees to obtain shares of the Class A Voting Common Stock of the Corporation through the use of stock options hereinafter provided for will be beneficial to the initial and continued success of the Corporation. In furtherance of the foregoing, the Corporation hereby establishes the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan (the "Plan").

        1.    Purpose.    The purpose of the Plan is to secure for the Corporation and its stockholders the benefits which flow from providing directors, certain key advisors, consultants and independent contractors, and certain key employees of the Corporation and its subsidiaries with the incentive inherent in common stock ownership. It is generally recognized that stock option plans aid in retaining competent persons and furnish a device to attract directors, advisors, consultants, independent contractors and employees of exceptional ability to the Corporation because of the opportunity offered to acquire a proprietary interest in the business. For purposes of the Plan, a subsidiary is any corporation in which the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or over which the Corporation has effective operating control. The Corporation intends that stock options granted or exercised under this Plan not qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, and pertinent regulations.

        2.    Amount of Stock.

          (a)   The total number of shares of Class A Voting Common Stock to be subject to options granted pursuant to the Plan shall not exceed Three Hundred Thousand (300,000) shares of the Corporation's Class A Voting Common Stock (hereinafter referred to as the "Common Stock" or the "Stock") each having a par value of $1.00.

          (b)   In the event of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change, the number and kind of shares of stock of the Corporation described in the Plan or to be granted under the Plan, the number and kind of shares of stock of the Corporation subject to options then outstanding under the Plan, the maximum number of shares for which options may be issued under the Plan, the option price and other relevant provisions shall be appropriately adjusted. The determination of the Board of Directors, or the Committee appointed by the Board as herein provided, as to any dispute related to adjustments shall be binding on all persons.

          (c)   In the event that options granted under this Plan shall expire, terminate unexercised or otherwise lapse without being exercised in whole or in part, the shares covered by the unexercised portion of the expired, terminated or lapsed options shall be available for future grants under the Plan, within the limits herein described.

          (d)   The stock to be issued under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Corporation, as shall be determined by the Board or the Committee.

        3.    Stock Option Committee.    The Board of Directors of the Corporation (the "Board") shall from time to time appoint a Stock Option Committee (the "Committee") to serve under this Plan. The Committee shall consist of three or more directors, each of whom is (i) an independent director as that term is defined in Rule 4200(a)(15) of the Marketplace Rules applicable to companies the shares of which are traded on The NASDAQ Stock Market, Inc.'s National Market System; (ii) a "Non-Employee Director" for purposes of Rule 16b-3(d)(1) as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; and (iii) an outside director as that term is defined for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended.

        The Committee shall have authority, consistent with the Plan:

          (a)   to determine which of the directors, advisors, consultants, independent contractors, and key employees of the Corporation and its subsidiaries shall be granted options;

          (b)   to determine the time or times when options shall be granted and the number of shares of Common Stock to be subject to each option;

          (c)   to determine the option price of the shares subject to each option and the method of payment of such price;

          (d)   to determine the time or times when each option becomes exercisable and the duration of the exercise period, subject to the limitations contained in Paragraph 6(b);

          (e)   to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

          (f)    to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings;

          (g)   to decide all questions and settle all controversies and disputes which may arise in connection with the Plan; and

          (h)   to take other actions permitted of the Committee by this Plan, authority hereafter granted by the Board or as permitted by law.

All decisions, determinations and interpretations of the Committee shall be final and binding on all parties concerned.

        4.    Eligibility and Participation.    Options may be granted pursuant to the Plan to directors, advisors, consultants, independent contractors and employees of the Corporation and any parent or subsidiary of the Corporation (hereinafter sometimes called an "qualified optionee" or collectively the "qualified optionees"). The recipient of an option granted pursuant to this plan is sometimes herein called an "optionee."

        From time to time the Committee shall select the qualified optionees to whom options may be granted by the Board and shall determine the number of shares to be covered by each option so granted. Future as well as present qualified optionees shall be eligible to participate in the Plan. Members of the Committee shall be allowed to participate in the Plan.

        The adoption of the Plan does not confer upon any employee of the Corporation or a subsidiary any right to continue employment with the Corporation or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Corporation or a subsidiary to terminate the employment of any of its employees at any time. Similarly, the adoption of the Plan does not confer upon any other qualified optionee any right to continue his or her relationship with the Corporation or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Corporation or a subsidiary to terminate the Corporation's relationship with any qualified optionee at any time.

        The maximum number of shares which respect to which options may be granted under this Plan during any calendar year to any person is all shares for which options may be granted under this Plan.

        5.    Option Agreement.    The terms and provisions of options granted pursuant to the Plan shall be set forth in agreements (which need not be identical) in such form and containing such provisions as are consistent with this Plan as the Board or the Committee may from time to time approve (individually an "Option Agreement" and collectively the "Option Agreements"). An Option Agreement may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the terms and conditions herein provided.

        6.    Price.    The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall be an amount equal to one hundred percent (100%) of the fair market value of the stock, as determined by the Board or the Committee, at the time the options are granted. The full purchase price of shares purchased shall be paid upon exercise of the option in the manner and by the means set forth in the qualified optionee's Option Agreement. The consideration shall be paid either in cash, by check, or for such other consideration as the Board or Committee may approve. Under certain circumstances the purchase price per share shall be subject to adjustment as referred to in Section 11 or 13 of this Plan and as described in the Option Agreement executed pursuant to a grant under this Plan; however, the price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be subject to adjustment after the date of grant in the absence of the occurrence of an event described in Section 11 or 13.

        7.    Exercise Period.    The right to purchase any Common Stock pursuant to the exercise of an option granted under this Plan may be either cumulative or non-cumulative, as determined by the Board or the Committee. Any Common Stock purchasable pursuant to the exercise of an option granted under this Plan will be purchasable in accordance with the schedule set forth in the Option Agreement between the Corporation and the qualified optionee receiving the option, subject to any other limitation provided in this Plan or in the qualified optionee's Option Agreement. A person electing to exercise an option shall give notice as described in his or her Option Agreement, such notice to be accompanied by such instruments or documents as may be required by the Option Agreement and the Committee, and unless otherwise directed by the Committee, the qualified optionee shall at the time of exercise tender the purchase price of the shares he or she has elected to purchase. Unless otherwise provided in the particular Option Agreement, in the event the portion of Common Stock purchasable under the Option Agreement involves a fraction of a share, the amount purchasable at that time shall be rounded upward to the next complete share to allow the purchase of a complete share of Common Stock.

        8.    Option Period.    No option granted pursuant to the Plan shall be exercisable after the expiration of ten (10) years from the date the option is first granted. The expiration date for any option or portion thereof, which may be any period not in excess of ten (10) years following the date of grant of the option, shall be stated in the Option Agreement and is hereinafter called the "Expiration Date".

        Notwithstanding any other provision of this Plan, no option shall be granted under this Plan more than ten (10) years after the date this Plan is adopted by the Board, or the date this Plan is approved by the Common Stock stockholders, whichever is earlier.

        9.    Termination of Employment.    The Option Agreement may provide that:

          (a)   For any option granted to an employee of the Corporation, if, prior to the Expiration Date for any option granted hereunder, the employee shall for any reason whatever, other than (1) his or her permanent and total disability as defined in (c) below, or (2) his or her death, cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, then any unexercised portion of such option shall automatically terminate upon the date of such termination of employment.

          (b)   If, prior to the Expiration Date for any option granted hereunder, the option holder shall die at a time when he or she holds options exercisable under this Plan, then the legal representatives of his or her estate or a legatee or legatees of the option shall have the right, for a period of three (3) months after his or her death, to purchase all or any part of the Stock subject to the option outstanding and unexpired as of the date of death.

          (c)   If, prior to the Expiration Date for any option granted hereunder, the option holder shall become permanently and totally disabled, as hereafter defined, at a time when he or she holds options exercisable under this Plan, then the option holder or his or her legal representative shall have the right, for a period of one (1) year from the date of such termination of employment by reason of disability, to exercise any right to purchase Stock pursuant to the option.

  An option holder is "permanently and totally disabled" if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Such determination of permanent and total disability shall be made as allowable under Section 22, and applicable regulations, of the Internal Revenue Code of 1986, as amended, or any other method determined by the Board or Committee. In the absence of any specific requirements for this determination, the decision of the Board or the Committee, as aided by any physicians they designate, shall be conclusive.

Nothing in (a), (b), or (c) shall extend the time for exercising any option granted pursuant to the Plan beyond the Expiration Date for the option. Any Option Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Stock or a repurchase right with respect to Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, and may also provide for such restrictions on the transferability of shares of Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, that the Board or the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture or right of repurchase may include, but need not be limited to, the requirement that the optionee render substantial services to the Corporation or any subsidiary of the Corporation for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation.

        10.    Assignability.    The Option Agreement shall provide that the option granted thereby shall not be transferable or assignable by the optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the optionee shall be exercisable only by him or her.

        11.    Adjustments and Modifications.    The Option Agreement may contain such provisions as the Board or the Committee may approve concerning the effect upon the option granted thereby and upon the per share or per unit option price, of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change. Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may modify, extend, or renew outstanding rights granted under this Plan, or accept the surrender of outstanding rights (to the extent not theretofore exercised); however, the price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be subject to adjustment after the date of grant in the absence of the occurrence of an event described in the preceding sentence of this Section 11 or in Section 13. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

        12.    Issuance Requirements.    The Corporation shall not be obligated to issue any shares unless and until, in the opinion of the Corporation's counsel, (i) all applicable laws and regulations have been complied with, (ii) in the event the Corporation's Common Stock is at the time listed upon any stock exchange or approved for trading on the Nasdaq Stock Market, the shares to be issued have been listed or trading shall otherwise be authorized upon official notice of issuance, and (iii) all other legal matters in connection with the issuance and delivery of shares shall have been approved by the Corporation's counsel. The participant shall take any action reasonably requested by the Corporation in connection therewith. Without limiting the generality of the foregoing, the Corporation may require from the participant such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the participant agree that any sale of the shares will be made only in such manner permitted by law. A legend to this effect may be affixed to the certificates evidencing such shares. A participant shall have the rights of a stockholder only as to shares actually acquired by him under the Plan.

        13.    Corporate Merger, Consolidation, Reorganization, etc.

          (a)   In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, any outstanding options hereunder may be terminated by the Corporation as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof or his or her personal representative of its intention to do so and by permitting the exercise during a period of not more than a specified number of days determined by the Board next preceding such effective date, or the Expiration Date, whichever is earlier, of all of such outstanding options in whole or in part without regard to the provisions of Section 7 hereof. Subject to the preceding sentence, if the Corporation is reorganized or merged or consolidated with another corporation, while unexercised options are outstanding under the Plan, and the Corporation is not the surviving corporation, there shall be substituted for the Common Stock subject to the unexercised and outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to shareholders of the Corporation in respect of the Common Stock. Such substitution may be accomplished by the assumption of such options by the surviving corporation or the substitution for the old options of new options by the surviving corporation.

          (b)   The existence of the Plan and any options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, reclassification or other change in the Company's capital structure or its business, any merger, consolidation or separation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        14.    Amendment of the Plan.    The Board of Directors of the Corporation may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration.

        15.    Options Discretionary.    The granting of options under the Plan shall be entirely discretionary and nothing in the Plan shall be deemed to give any qualified optionee any right to participate in the Plan or to receive options.

        16.    Stockholder Approval.    The Plan will be submitted to the Common Stock stockholders of the Corporation within twelve (12) months of the date of the adoption of the Plan by the Board.

        17.    Termination of Plan.    This Plan shall terminate ten (10) years after its approval by the Common Stock stockholders or adoption by the Board, whichever is earlier. Any option outstanding under this Plan at the time of its termination shall remain in effect until the option shall have been exercised or the Expiration Date, whichever is earlier.

        18.    Replacement Options.    The Corporation may grant options under the Plan on terms differing from those provided for in this Plan where such options are granted in substitution for options held by employees of other corporations who have become employees of the Corporation or a subsidiary as the result of a merger, consolidation or other reorganization of the employing corporation with the Corporation or subsidiary, or the acquisition by the Corporation or a subsidiary of the business, property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

        19.    Adoption of Plan by Board.    The undersigned hereby certifies that this Plan is the true and correct 2005 Texas Regional Bancshares, Inc., Nonstatutory Stock Option Plan of the Corporation voted upon and adopted at a meeting of the Board of Directors duly held on the 8th day of February, 2005.

TEXAS REGIONAL BANCSHARES, INC. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000 0000000000 0 0000 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
Holder Account Number C 1234567890 J N T
☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

The undersigned hereby revokes all previous proxies relating to the shares of Class A Voting Common Stock covered hereby and confirms all power and authority that this Proxy may grant (and that said persons named as proxies herein may have) by virtue hereof.	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

Election of Directors

1. The Board of Directors recommends a vote FOR each of the listed nominees.

		For	Withhold			For	Withhold			For	Withhold
01 -	Morris Atlas	☐	☐	06 -	David L. Lane	☐	☐	10 -	G. E. Roney	☐	☐
02 -	Robert F. Boggus	☐	☐	07 -	Jack H. Mayfield, Jr.	☐	☐	11 -	Tudor G. Uhlhorn	☐	☐
03 -	Robert R. Farris	☐	☐	08 -	Joe Penland, Sr.	☐	☐	12 -	Walter Umphrey	☐	☐
04 -	Hill A. Feinberg	☐	☐	09 -	Joseph E. Reid	☐	☐	13 -	Mario Max Yzaguirre	☐	☐
05 -	C. Kenneth Landrum, M.D.	☐	☐

Issues

The Board of Directors recommends a vote FOR each of the following proposals.

		For	Against	Abstain			For	Against	Abstain
2.	Approval of the amendment to the Articles of Incorporation to increase authorized shares of Class A Voting Common Stock from 50,000,000 to 100,000,000.	☐	☐	☐	4.	Approval of the 2005 Nonstatutory Stock Option Plan.	☐	☐	☐
3.	Approval of the 2005 Incentive Stock Option Plan.	☐	☐	☐	5.	Ratify the appointment of KPMG LLP to serve as independent auditors for the year 2005.	☐	☐	☐

Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

This proxy must be signed exactly as the names appear hereon. Executor, administrator, trustee, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.	Date (mm/dd/yyyy)
/ /

Proxy—Texas Regional Bancshares, Inc.

This Proxy is Solicited on Behalf of the Board of Directors
For the Annual Meeting of Shareholders to be Held on April 25, 2005

The undersigned hereby appoints G. E. Roney, Jack H. Mayfield, Jr., and Walter Umphrey and each of them, as the lawful agents and Proxies of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes them to represent and to vote, as designated below and on the reverse side hereof, all the shares of Class A Voting Common Stock of Texas Regional Bancshares, Inc. held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of Texas Regional Bancshares, Inc. to be held at 615 Wichita, McAllen, Texas on April 25, 2005 at 4:30 p.m., Central Time, or any adjournment or postponement thereof.

By execution, this proxy confers discretionary authority to vote on matters incident to the conduct of the meeting and to elect any person as director if a nominee named on the reverse side is unable to serve or for good cause will not serve. If any other matter should properly come before the meeting, then the persons named as proxies will also have discretionary authority to vote this proxy with respect thereto in accordance with their judgment.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Where no choice is specified by the Shareholder, the proxy will be voted "FOR" the proposals set forth on the reverse side.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-306-0393 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: www.computershare.com/us/proxy
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
Holder Account Number XXXXXXXX		Proxy Access Number XXXXXXXX

If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on April 25, 2005.

THANK YOU FOR VOTING

QuickLinks

VOTING
ITEM 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
Summary Compensation Table
STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND OTHERS
STOCK OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE
Audit Committee Report
RELATIONSHIP WITH INDEPENDENT AUDITORS
PERFORMANCE GRAPH
TRANSACTIONS WITH MANAGEMENT AND OTHERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ITEM 2—APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
ARTICLE FOUR
ITEM 3—APPROVAL OF THE 2005 INCENTIVE STOCK OPTION PLAN
ITEM 4—APPROVAL OF THE 2005 NONSTATUTORY STOCK OPTION PLAN
ITEM 5—RATIFICATION OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
OTHER BUSINESS
FORM 10-K
TEXAS REGIONAL BANCSHARES, INC. 2005 INCENTIVE STOCK OPTION PLAN
TEXAS REGIONAL BANCSHARES, INC. 2005 NONSTATUTORY STOCK OPTION PLAN